PROVISIONS	12 Months Ended
Dec. 31, 2022
Provision for onerous contracts [Abstract]
PROVISIONS
26	PROVISIONS

	2022	2021
	US$’000	US$’000

Provision for onerous contracts (i)	592	1,019
	592	1,019

(i)
Provision for onerous contracts represents the present value of the future charter payments that the Group is presently obligated to make under non-cancellable onerous operating charter agreements and contracts of affreightment, less charter revenue expected to be earned on the charter and contract of affreightment. The estimate may vary as a result of changes to ship running costs and charter and freight revenue. Except for short-term onerous contracts when the effect of discounting is immaterial, the rate used to discount the future charter payments is 8.56% (31 December 2021: 7.46%).

	2022	2021
Analysis of provision for onerous contracts:	US$’000	US$’000

Balance at 1 January	1,019	80
Provision raised	592	1,019
Released to profit or loss	(1,019)	(80)
Balance at 31 December	592	1,019